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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2006

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

            Virginia                   005-62335               54-2053718
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  999 Waterside Drive, Suite 200, Norfolk, Virginia              23510
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On May 9, 2006, Jordan E. Slone and Robert R. Kinser were elected to the Board of Directors of Hampton Roads Bankshares and its subsidiary Bank of Hampton Roads. The gentlemen accepted their invitations to serve on the Board on May 10, 2006 and May 12, 2006, respectively.

         Mr. Slone, 44, is chairman and chief executive officer of Harbor Group International.

         Mr. Kinser, 55, is a partner in the law firm of Basnight, Kinser, Telfeyan, Leftwich & Nuckolls, P.C.

         Both gentlemen are very active in the Hampton Roads business community.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Hampton Roads Bankshares, Inc.


Date:    May 15, 2006                             By:  /s/ Jack W. Gibson
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                                                       Jack W. Gibson
                                                       President and
                                                       Chief Executive Officer